                                                                    EXHIBIT 99.5


Jul-2001                        1995-C                             Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------
Beginning of the Month Principal Receivables:                  $3,098,024,749.89
Beginning of the Month Finance Charge Receivables:               $162,066,884.47
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $3,260,091,634.36

Removed Principal Receivables:                                             $0.00
Removed Finance Charge Receivables:                                        $0.00
Removed Total Receivables:                                                 $0.00

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $3,024,287,762.59
End of the Month Finance Charge Receivables:                     $158,594,189.53
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $3,182,881,952.12

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                               $724,287,762.59
End of the Month Transferor Percentage                                    23.95%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $68,778,881.00
     60-89 Days Delinquent                                        $48,978,616.74
     90+ Days Delinquent                                          $93,509,301.68

     Total 30+ Days Delinquent                                   $211,266,799.42
     Delinquent Percentage                                                 6.64%

Defaulted Accounts During the Month                               $25,369,964.00
Annualized Default Percentage                                              9.83%

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Jul-2001                        1995-C                                    Page 2

Principal Collections                                            $415,771,399.34
Principal Payment Rate                                                    13.42%

Total Payment Rate                                                        14.30%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                             $322,000,000.00
     Class B Initial Invested Amount                              $28,000,000.00
                                                                 ---------------
TOTAL INITIAL INVESTED AMOUNT                                    $350,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                     $368,000,000.00
     Class B Invested Amount                                      $32,000,000.00
                                                                 ---------------
TOTAL INVESTED AMOUNT                                            $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            12.91%

PRINCIPAL ALLOCATION PERCENTAGE                                           12.91%

MONTHLY SERVICING FEE                                                $500,000.00

INVESTOR DEFAULT AMOUNT                                            $3,275,630.89

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                            $6,443,371.40
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $6,443,371.40

     Class A Monthly Interest                                      $1,254,266.67
     Class A Servicing Fee                                           $460,000.00
     Class A Investor Default Amount                               $3,013,580.42

TOTAL CLASS A EXCESS SPREAD                                        $1,715,524.31

REQUIRED AMOUNT                                                            $0.00

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Jul-2001                        1995-C                             Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                   8.00%

     Class B Finance Charge Collections                                            $560,293.17
     Other Amounts                                                                       $0.00

TOTAL CLASS B AVAILABLE FUNDS                                                      $560,293.17

     Class B Monthly Interest                                                      $112,400.00
     Class B Servicing Fee                                                          $40,000.00

TOTAL CLASS B EXCESS SPREAD                                                        $407,893.17

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                              $2,123,417.48

     Excess Spread Applied to Required Amount                                            $0.00

     Excess Spread Applied to Class A Investor Charge Offs                               $0.00

     Excess Spread Applied to Class B Interest, Servicing Fee, and Default Amount  $262,050.47

     Excess Spread Applied to Class B Reductions of Class B Investe                      $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                           $26,666.66

     Excess Spread Applied to Cash Collateral Account                                    $0.00

     Excess Spread Applied to Reserve Account                                            $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                         $154.06

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                          $1,834,546.29

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Jul-2001                         1995-C                            Page 4

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $10,381,471.68

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-C                                                               $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                         $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                            $0.00

    Excess Finance Charge Collections applied to
    Class B Interest, Servicing Fee, and Default Items                      $0.00

    Excess Finance Charge Collections applied to Reductions of
    Class B Invested Amount                                                 $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                             $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                 $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                         $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                            $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                               6.10%
    Base Rate (Prior Month)                                                 6.25%
    Base Rate (Two Months Ago)                                              6.39%
                                                                            ----
THREE MONTH AVERAGE BASE RATE                                               6.25%

    Portfolio Yield (Current Month)                                        11.18%
    Portfolio Yield (Prior Month)                                          10.13%
    Portfolio Yield (Two Months Ago)                                       11.07%
                                                                           -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                        10.79%

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Jul-2001                         1995-C                            Page 5


PRINCIPAL COLLECTIONS
---------------------
CLASS A PRINCIPAL PERCENTAGE                                             92.00%

    Class A Principal Collections                                $49,387,557.32

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

    Class B Principal Collections                                 $4,294,570.21

TOTAL PRINCIPAL COLLECTIONS                                      $53,682,127.53

INVESTOR DEFAULT AMOUNT                                           $3,275,630.89

REALLOCATED PRINCIPAL COLLECTIONS                                         $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                         $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DISTRIBUTION AMOUNT                                            $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DISTRIBUTION AMOUNT                                            $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $56,957,758.42

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                              $0.00
CLASS B INVESTOR CHARGE OFFS                                              $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                   $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                              $52,000,000.00
    Available Cash Collateral Amount                             $52,000,000.00

Jul-2001                         1995-C                            Page 6

INTEREST RATE CAP PAYMENTS
--------------------------
    Class A Interest Rate Cap Payments                                    $0.00
    Class B Interest Rate Cap Payments                                    $0.00

TOTAL DRAW AMOUNT                                                         $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $0.00


                                      First USA Bank, National Association
                                      as Servicer

                                      By:    /s/ Tracie Klein
                                             ------------------------------
                                             Tracie H. Klein
                                             First Vice President